Exhibit 32
                   Certification of Periodic Financial Report
                       Pursuant to 18 U.S.C. Section 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of AMCOL International Corporation (the "Company") certifies that the quarterly report on Form 10-Q of the Company for the three months ended March 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 8, 2007                                    /s/ Lawrence E. Washow
                                                       -------------------------
                                                       Lawrence E. Washow
                                                       Chief Executive Officer


Date:  May 8, 2007                                    /s/ Gary L. Castagna
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                                                       Gary L. Castagna
                                                       Chief Financial Officer